UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 6, 2012

GT ADVANCED TECHNOLOGIES INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware	001-34133	03-0606749
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 Trafalgar Square
Nashua, New Hampshire 03063
(Address of Principal Executive Offices, including Zip Code)

(603) 883-5200

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On June 6, 2012, the Compensation Committee of the Board of Directors (the “Compensation Committee”) of GT Advanced Technologies Inc. (the “Company”) awarded to each of the Company’s executive officers, including each of the named executive officers, performance-based and time-based restricted stock unit awards.  The following sets forth the number of shares subject to each of the awards for the named executive officers:

	Performance-Based Restricted Stock Units	Time-Based Restricted Stock Units

Thomas Gutierrez	310,976	254,434

Richard Gaynor	70,953	106,430

Jeffrey Ford	70,953	106,430

David Gray	70,953	106,430

David Keck	70,953	106,430

Performance-Based Restricted Stock Unit Award

The performance-based restricted stock units (the “Performance RSUs”) are earned based on the achievement of incentive net income targets by the Company’s fiscal year ending December 31, 2013.  Incentive net income is defined as net income (loss), on a consolidated basis, as reported in the consolidated statement of operations in the Company’s Form 10-K for the fiscal year ending December 31, 2013, adjusted to exclude the effect of each of the following: (a) amortization of intangible assets; (b) share-based compensation expense; (c) acquisitions and dispositions (or divestitures) occurring after December 31, 2011 (including acquisitions of less than all of the outstanding securities of a target) other than the effects due to amortization in connection therewith; and (d) changes in accounting principles effective after December 31, 2011.

Under the terms of the Performance RSUs award granted to the Chief Executive Officer (the “CEO”), the CEO shall earn:

1.               100% of the Performance RSUs, if the Company’s incentive net income for the fiscal period ending December 31, 2013 equals or exceeds the target incentive net income established by the Compensation Committee (the “Target Incentive Net Income”); and

2.               0% of the Performance RSUs, if the Company’s incentive net income for the fiscal period ending December 31, 2013 is equal to or less than the threshold incentive net income established by the Compensation Committee (the “Threshold Incentive Net Income”).

If the Company’s incentive net income for the fiscal period ending December 31, 2013 falls between (i) the Threshold Incentive Net Income and the Target Incentive Net Income, the number of Performance RSUs earned by the CEO shall be determined by straight line mathematical interpolation between the Threshold Incentive Net Income and the Target Incentive Net Income, rounded up or down to the nearest whole number.  The CEO cannot earn more than 100% of the Performance RSUs awarded to the CEO.

Under the terms of the Performance RSUs award granted to the named executive officers (other than the CEO), such named executive officers shall earn:

3.               125% of the Performance RSUs, if the Company’s incentive net income for the fiscal period ending December 31, 2013 equals or exceeds the stretch incentive net income established by the Compensation Committee (the “Stretch Incentive Net Income”);

4.               100% of the Performance RSUs, if the Company’s incentive net income for the fiscal period ending December 31, 2013 equals or exceeds the Target Incentive Net Income; and

5.               0% of the Performance RSUs, if the Company’s incentive net income for the fiscal period ending December 31, 2013 is equal to or less than the Threshold Incentive Net Income.

If the Company’s incentive net income for the fiscal period ending December 31, 2013 falls between (i) the Threshold Incentive Net Income and the Target Incentive Net Income or (ii) the Target Incentive Net Income and the Stretch Incentive Net Income, the Performance RSUs that shall be earned shall be determined by straight line mathematical interpolation between the Threshold Incentive Net Income and the Target Incentive Net Income or the Target Incentive Net Income and the Stretch Incentive Net Income, as applicable, rounded up or down to the nearest whole number.  The named executive officers (other than the CEO) cannot earn more than 125% of the Performance RSUs.

Under the terms of the Performance RSU award agreements (for the CEO and all other named executive officers), the earned Performance RSUs shall vest (i) as to 50% on the date that the Company’s Annual Report on Form 10-K for the fiscal year ending December 31, 2013 is filed and (ii) as to the remaining 50%  on the date that the Company’s Annual Report on Form 10-K for the fiscal year ending December 31, 2014 is filed.  In order to receive the shares of common stock on the vesting of the Performance RSUs pursuant to the Performance RSU agreement, the named executive officers must have been continually employed by the Company through the date that such Performance RSUs vest.

The terms of the Performance RSU agreements awarded to our named executive officers provide that upon a termination of the executive officer’s employment by the Company without “Cause” (as defined in the Performance RSU agreement), or by the executive officer for “Good Reason” (as defined in the Performance RSU agreement), in each case within twelve months following a “Change in Control” (as defined in the Performance RSU agreement), all of the unvested restricted stock units shall vest.

Time-Based Restricted Stock Unit Award

The time-based restricted stock units (the “Time RSUs”) granted to all named executive officers provide that the restricted stock units vest as to 25% on the first anniversary of the date of grant and the remainder vest in equal quarterly installments over the following three years.

The terms of the Time RSU agreements awarded to our named executive officers provide that upon a termination of the executive officer’s employment by the Company without “Cause” (as defined in the Time RSU agreement), or by the executive officer for “Good Reason” (as defined in the Time RSU agreement), in each case within twelve months following a “Change in Control” (as defined in the Time RSU agreement), all of the unvested restricted stock units shall vest.

A copy of the form of performance-based restricted stock unit agreement award granted to the CEO and the other named executive officers and time-based restricted stock unit agreement award granted to all named executive officers are filed as Exhibits 10.1, 10.2 and 10.3, respectively, with this Current Report and each is incorporated into this Item 5.02 by reference.  The foregoing description of the terms of the Performance-Based RSUs (for the CEO and the other named executive officers) and Time-Based RSU agreement are qualified in their entirety by reference to the performance based restricted stock unit agreements and time-based restricted stock unit agreement attached hereto.

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description

10.1	Form of Performance Stock Unit Agreement for Chief Executive Officer

10.2	Form of Performance Stock Unit Agreement for Executive Officers (other than Chief Executive Officer)

10.3	Form of Time-Based Restricted Stock Unit Agreement for Executive Officers

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GT ADVANCED TECHNOLOGIES INC.

/s/ HOIL KIM
Date: June 12, 2012	Hoil Kim
Vice President, Chief Administrative Officer and General Counsel